UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 24, 2006

                          JACK HENRY & ASSOCIATES, INC.
             ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)

          Delaware                     0-14112                 43-1128385
 ----------------------------  ------------------------   -------------------
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
             ---------------------------------------------------
             (Address of principal executive offices) (zip code)

     Registrant's telephone number, including area code:   (417) 235-6652


        (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a.-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.04.  Temporary Suspension of Trading Under Registrant's
             Employee Benefit Plans.

 On February 24, 2006, Jack Henry & Associates, Inc. (the "Company") sent a notice to participants in the Company's 401(k) Profit Sharing Plan (the "Plan") informing them that the Plan would be converting from unitized accounting to direct share accounting and that, as a consequence, participants in the Plan would not be able to direct or diversify investments in their individual accounts, obtain a loan from the Plan, or obtain a distribution from the Plan during a period beginning on March 27, 2006 at 3:00 PM CST and ending sometime during the week of April 2, 2006. This period is referred to as the "blackout period."

 Before or during the blackout period, and for a period of two years thereafter, a participant in the Plan, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual ending date of the blackout period, by contacting Diversified Investment Advisors at (800) 755-5801,
 4 Manhattanville Road, Purchase, NY 10577 or Kevin Williams at (417) 235-6652, Jack Henry & Associates, Inc., 663 Highway 60, Monett, MO 65708.

 On February 24, 2006, the Company sent a blackout trading restriction notice (the "BTR Notice") to its directors, executive officers and general managers, informing them that, because the restrictions during the blackout period include restrictions on investment changes involving the Company's common stock held in the Plan, they would be prohibited during the blackout period from purchasing and selling shares of the Company's common stock.

 A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company was notified of the blackout period on February 21, 2006.


 ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

 (d)  Exhibits:

 Exhibit No                    Document
 ----------                    --------
    99.1 Blackout Period Notice to Directors, Executive Officers and General Managers of Jack Henry & Associates.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

 Date: February 24, 2006  By:  /s/ Kevin D. Williams
                          -------------------------
                          Kevin D. Williams
                          Chief Financial Officer